UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2022, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Blackstone Mortgage Trust, Inc. Stock Incentive Plan (the “Stock Incentive Plan”) and the Blackstone Mortgage Trust, Inc. Manager Incentive Plan (the “Manager Incentive Plan”). The Stock Incentive Plan and the Manager Incentive Plan each became effective as of the date of such stockholder approval.

The material features of the Stock Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 29, 2022 (the “Proxy Statement”) in the section entitled “Proposal 4 – Approval of the Blackstone Mortgage Trust, Inc. Stock Incentive Plan”, which is incorporated herein by reference as Exhibit 99.1. Such description is qualified in its entirety by reference to the Stock Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The material features of the Manager Incentive Plan are described in the Company’s Proxy Statement in the section entitled “Proposal 5 – Approval of the Blackstone Mortgage Trust, Inc. Manager Incentive Plan”, which is incorporated herein by reference as Exhibit 99.2. Such description is qualified in its entirety by reference to the Manager Incentive Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2022, the Company held its Annual Meeting. A quorum was present at the meeting, as required by the Company’s Fifth Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following nine individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Michael B. Nash	74,954,276	5,674,231	51,852,800
Katharine A. Keenan	78,625,776	2,002,731	51,852,800
Leonard W. Cotton	78,920,868	1,707,639	51,852,800
Thomas E. Dobrowski	74,861,583	5,766,924	51,852,800
Martin L. Edelman	75,038,514	5,589,993	51,852,800
Nnenna Lynch	78,992,228	1,636,279	51,852,800
Henry N. Nassau	68,766,170	11,862,337	51,852,800
Jonathan L. Pollack	75,378,432	5,250,075	51,852,800
Lynne B. Sagalyn	74,774,728	5,853,779	51,852,800

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

Votes For	Votes Against	Votes Abstained
131,691,175	481,731	308,401

Proposal 3 – Advisory Vote on Executive Compensation: To Approve in a Non-binding, Advisory Vote, the Compensation Paid to Our Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
77,210,367	2,927,075	491,065	51,852,800

Proposal 4 – Approval of the Blackstone Mortgage Trust, Inc. Stock Incentive Plan

The Blackstone Mortgage Trust, Inc. Stock Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
78,608,400	1,534,773	485,334	51,852,800

Proposal 5 – Approval of the Blackstone Mortgage Trust, Inc. Manager Incentive Plan

The Blackstone Mortgage Trust, Inc. Manager Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
78,477,305	1,629,139	522,063	51,852,800

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Blackstone Mortgage Trust, Inc. Stock Incentive Plan

10.2	Blackstone Mortgage Trust, Inc. Manager Incentive Plan

99.1	The section entitled “Proposal 4 – Approval of the Blackstone Mortgage Trust, Inc. Stock Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 29, 2022 is incorporated herein by reference

99.2	The section entitled “Proposal 5 – Approval of Blackstone Mortgage Trust, Inc. Manager Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 29, 2022 is incorporated herein by reference

104	Cover page Interactive data file (embedded with in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: June 17, 2022

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary